UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

CYBEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

New York	0-4538	11-1731581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Trotter Drive, Medway, Massachusetts	02053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 533-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03:	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On November 7, 2007, the Board of Directors of Cybex International, Inc. (the “Company”) amended and restated Article IV, Section 1 of the Company’s By-Laws (as amended) (the “Amendment”) to permit the issuance and transfer of uncertificated shares of the Company’s capital stock pursuant to Nasdaq Rule 4350(l), which requires all securities listed on Nasdaq to be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Exchange Act. Prior to the adoption of the Amendment, the Company’s By-Laws permitted only the issuance of certificated shares of the Company’s capital stock.

A copy of the Amendment is attached hereto as Exhibit 3.1, and the foregoing description is qualified in its entirety by reference to Exhibit 3.1. The Amendment became effective upon its adoption by the Board of Directors on November 7, 2007.

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment to By-Laws of Cybex International, Inc. (as amended), adopted November 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2007

CYBEX INTERNATIONAL, INC.
(Registrant)

By:	/s/ John Aglialoro
Name:	John Aglialoro
Title:	Chief Executive Officer